DELAWARE GROUP® INCOME FUNDS
Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund

DELAWARE VIP® TRUST
Delaware VIP Investment Grade Series

IVY FUNDS
Delaware Ivy Corporate Bond Fund
Delaware Ivy Crossover Credit Fund

IVY VARIABLE INSURANCE PORTFOLIOS
Delaware Ivy VIP Corporate Bond

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Summary and Statutory Prospectuses and Statements of Additional Information (SAI), as amended

On October 1, 2023 (the “Effective Date”), Michael G. Wildstein and Kashif Ishaq are the portfolio managers of each Fund. References to other portfolio managers for each Fund in the applicable sections are removed on the Effective Date.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated September 12, 2023.